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2005 NOTES LETTER OF TRANSMITTAL AND CONSENT
FOSTER WHEELER LLC
Offer to Exchange Fixed Rate Senior Secured Notes due 2011, Series A, issued by Foster Wheeler LLC and Guaranteed by Foster Wheeler Ltd., Foster Wheeler Holdings Ltd. and the Subsidiary Guarantors
and up to 12,410,200 Common Shares and 133,600 Series B Convertible Preferred Shares
(Liquidation Preference $.01 per Preferred Share)
for
Any and All outstanding 6 3/4% Senior Notes due 2005 issued by Foster Wheeler LLC and Guaranteed by Foster Wheeler Ltd. and the Subsidiary Guarantors

and Solicitation of Consents to Proposed Amendments to the
Indenture Relating to the 6 3/4% Senior Notes Due 2005

Pursuant to the Prospectus Dated June 11, 2004

THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 12, 2004, WHICH WE REFER TO AS THE EXPIRATION DATE, UNLESS EXTENDED BY US. YOU MAY REVOKE YOUR TENDER AND YOUR CONSENT AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

The Exchange Agent (the "Exchange Agent") for the Offer is:

The Bank of New York, London branch

By Mail:	Facsimile Transmission:	By Hand or Overnight Courier:
The Bank of New York, London branch c/o The Bank of New York ReOrg Unit 101 Barclay Street, Floor 7 East New York, New York 10286 Attention: Carolle Montreuil Phone: (212) 815-5920 Fax: (212) 298-1915	The Bank of New York, London branch c/o The Bank of New York Attention: Carolle Montreuil Phone: (212) 815-5920 Fax: (212) 298-1915	The Bank of New York, London branch c/o The Bank of New York ReOrg Unit 101 Barclay Street, Floor 7 East New York, New York 10286 Attention: Carolle Montreuil Phone: (212) 815-5920 Fax: (212) 298-1915
The Information Agent (the "Information Agent") for the Offer is:
Georgeson Shareholder Communications Inc. 17 State Street, 10th Floor New York, New York 10014 Banks and Brokers call: (212) 440-9800 All other Shareholders call toll free: (800) 891-3214

        Delivery of this Letter of Transmittal and Consent to an address other than as set forth above, will not constitute a valid delivery unless an agent's message is delivered in accordance with instruction 1 to this Letter of Transmittal and Consent.

        Holders who tender 2005 Notes will be deemed to consent to the amendments to the terms of the indenture governing the 6 3/4% Senior Notes due 2005 issued by Foster Wheeler LLC (as described under "The Proposed Amendments" in the accompanying Prospectus). The completion, execution and delivery of this Letter of Transmittal and Consent will constitute a consent to such amendments and to the execution and delivery of a supplemental indenture by Foster Wheeler LLC, the guarantors and the trustee thereunder. Holders may not deliver a consent without tendering 2005 Notes. The Exchange Offer is made upon the terms and subject to the conditions set forth in the Prospectus and herein. Holders of 2005 Notes should carefully review the information set forth herein and therein.

        The undersigned hereby acknowledges receipt of the Prospectus dated June 11, 2004 (the "Prospectus") of Foster Wheeler LLC (the "Company"), a Delaware company, and this Letter of Transmittal and Consent, which together constitute (i) the Company's offer (the "Exchange Offer") to exchange Fixed Rate Senior Secured Notes due 2011, Series A, (the "New Notes") issued by the Company and guaranteed by Foster Wheeler Ltd., Foster Wheeler Holdings Ltd. and the subsidiary guarantors set forth in the Prospectus (collectively, with Foster Wheeler Ltd., the "Guarantors") and up to 12,410,200 Common Shares of Foster Wheeler Ltd (the "Common Shares") and up to 133,600 Series B Convertible Preferred Shares (liquidation preference $0.01 per preferred share) (the "Preferred Shares") of Foster Wheeler Ltd. for any and all outstanding 6 3/4% Senior Secured Notes due 2005 (the "2005 Notes"), plus accrued and unpaid interest, issued by the Company and guaranteed by the Guarantors and (ii) Foster Wheeler LLC's solicitation (the "Consent Solicitation") of consents (the "Consent") upon the terms and subject to the conditions set forth in the Prospectus, from holders of the 2005 Notes to the adoption of certain proposed amendments described in the accompanying Prospectus under "The Proposed Amendments" (the "Proposed Amendments") to the terms of the indenture governing the 2005 Notes issued by Foster Wheeler LLC. The completion, execution and delivery of this Letter of Transmittal and Consent by a Holder in connection with the tender of 2005 Notes will be deemed to constitute the Consent of such tendering holder to the Proposed Amendments with respect to the 2005 Notes so tendered. Holders may not deliver Consent without tendering their 2005 Notes in the Exchange Offer.

        For each $1,000 in aggregate principal amount of 2005 Notes accepted for exchange, the holder of those 2005 Notes will receive $750 in principal amount of New Notes and 62.051 Common Shares and 0.668 Preferred Shares.

        This Letter of Transmittal and Consent is to be completed by a holder of 2005 Notes either if certificates are to be forwarded with the Letter of Transmittal and Consent or if a tender of certificates for 2005 Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer and Consent Solicitation—Book Entry Delivery Procedures." Holders of 2005 Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their 2005 Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal and Consent to the Exchange Agent on or before July 12, 2004 (the "Expiration Date"), must tender their 2005 Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer and Consent Solicitation—Procedures for Tendering Your Securities, and Delivering Your Consent to the Proposed Amendments—Guaranteed Delivery." See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The undersigned hereby delivers Consent to the Proposed Amendments and tenders the 2005 Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal and Consent. The undersigned is the registered owner of all the tendered 2005 Notes and the undersigned represents that it has received from each beneficial owner of the tendered 2005 Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instructions with respect to the Offer to Exchange," a form of which is attached to the "Letter to Clients" accompanying this Letter of Transmittal and Consent, instructing the undersigned to take the action described in this Letter of Transmittal and Consent.

        Subject to, and effective upon, the acceptance for exchange of the tendered 2005 Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the 2005 Notes that are being tendered hereby, waives any and all other rights with respect to such 2005 Notes and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such 2005 Notes, including without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such 2005 Notes or to participate in any redemption of such 2005 Notes.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the 2005 Notes, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered 2005 Notes to the Company or cause ownership of the tendered 2005 Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the 2005 Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes, Common Shares and Preferred Shares to which the undersigned is entitled upon acceptance by the Company of the tendered 2005 Notes pursuant to the Exchange Offer, (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered 2005 Notes and (iii) deliver to Foster Wheeler LLC, the Guarantors and BNY Midwest Trust Company, as trustee under the indenture governing the 2005 Notes, this Letter of Transmittal and Consent as evidence of the undersigned's Consent to the Proposed Amendments, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation, as described in the Prospectus.

        The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the 2005 Notes tendered hereby, to the Proposed Amendments. The undersigned understands that the Consent delivered hereby shall remain in full force and effect unless the tender of the 2005 Notes is validly revoked prior to the Expiration Date in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal and Consent, which procedures are hereby agreed to be applicable.

        Unless otherwise indicated under "Special Issuance Instructions" below (Box 2), please issue the New Notes, Common Shares and Preferred Shares exchanged for tendered 2005 Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates representing the New Notes, Common Shares and Preferred Shares (and accompanying documents, as appropriate), if certificated, to the undersigned at the address shown below in Box 1 or provide the name of the account at DTC to which the New Notes, Common Shares and Preferred Shares should be issued.

        The undersigned understands that tenders of 2005 Notes and delivery of Consent pursuant to the procedures described under the caption "The Exchange Offer and the Consent Solicitation" in the Prospectus and in the instructions to this Letter of Transmittal and Consent will constitute a binding agreement between the undersigned and the Company upon the terms of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Terms of the Exchange Offer," and subject to the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Conditions to the Exchange Offer,"

subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Withdrawal of Tenders and Revocation of Consents." All authority conferred in this Letter of Transmittal and Consent or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owners under this Letter of Transmittal and Consent will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the 2005 Notes being surrendered and to deliver the Consent contained herein, and that, when the 2005 Notes are accepted for exchange as contemplated in this Letter of Transmittal and Consent, the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THE BOXES

☐
CHECK HERE IF TENDERED 2005 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

☐
CHECK HERE IF TENDERED 2005 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

Name
Address

Box 1
DESCRIPTION OF 2005 NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on 2005 Notes Certificate(s))	2005 Notes tendered (Attach additional signed list if necessary)

	2005 Notes Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)*	Aggregate Principal Amount Tendered**

Total

*	Need not be completed if 2005 Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all 2005 Notes represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 3.

Box 2
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4, 5, and 6)

  To be completed ONLY if the certificates for 2005 Notes not exchanged and/or the New Notes, Common Shares and Preferred Shares are to be issued in the name of someone other than the undersigned or if 2005 Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

        Issue: New Notes, Common Shares, Preferred Shares and any 2005 Notes not tendered to:

Name(s):	(Please Print or Type)
Address:	(Include Zip Code)
(Taxpayer Identification or Social Security Number)

        ☐ Credit unexchanged 2005 Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

Box 3
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)

  To be completed ONLY if certificates for the 2005 Notes not tendered or not accepted and/or the New Notes, Common Shares and Preferred Shares are to be sent to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

        Mail: ☐ New Notes, Common Shares and Preferred Shares and any untendered 2005 Notes to:

Name(s):	(Please Print or Type)
Address:	(Include Zip Code)
(Taxpayer Identification or Social Security Number)

Box 4
USE OF GUARANTEED DELIVERY
(See Instruction 1)

        To be completed ONLY if 2005 Notes are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered Holder(s):
Date of Execution of Notice of Guaranteed
Delivery:
Name of Institution which Guaranteed
Delivery:

Box 5
USE OF BOOK-ENTRY TRANSFER
(See Instruction 1)

        To be completed ONLY if delivery of 2005 Notes is to be made by book-entry transfer.

Name of Tendering Institution:
Account Number:
Transaction Code Number:

Box 6
TENDERING HOLDER SIGNATURE
(See Instructions 1 and 4)

x
x
(Signature of Registered Holder(s) or Authorized Signatory)

        Note: The above lines must be signed by the registered holder(s) of 2005 Notes as their name(s) appear(s) on the 2005 Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal and Consent). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):
Capacity:
Street Address:
(Include Zip Code)
(Area Code and Telephone Number)
(Tax Identification or Social Security Number)
Signature Guarantee	(If Required by Instruction 4)
Authorized Signature
Name:	(Please Print or Type)
Title:
Name of Firm:	(Must be an Eligible Institution as defined in Instruction 1)
Address:	(Include Zip Code)
Area Code and Telephone Number:
Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL AND CONSENT
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of this Letter of Transmittal and Consent and Certificates; Guaranteed Delivery.    This Letter of Transmittal and Consent is to be used if (a) certificates for 2005 Notes are to be physically delivered to the Exchange Agent herewith or (b) tenders are to be made according to the guaranteed delivery procedures. For holders whose 2005 Notes are being delivered pursuant to the procedures for book-entry transfer, all as set forth in the Prospectus, delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal and Consent by the participant(s) identified in the Agent's Message.

        To validly tender 2005 Notes and deliver Consent, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal and Consent (or a facsimile thereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the 2005 Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal and Consent or (b) a holder of 2005 Notes must comply with the guaranteed delivery procedures set forth below.

        Holders of 2005 Notes who desire to tender 2005 Notes pursuant to the Exchange Offer and whose certificates representing the 2005 Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may still exchange their 2005 Notes by complying with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer and the Consent Solicitation—Procedures for Tendering Your Securities, and Delivering Your Consent to the Proposed Amendments—Guaranteed Delivery." Pursuant to those procedures, (a) you tender your 2005 Notes by or through a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program; (b) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such participant a properly completed and validly executed notice of guaranteed delivery, by manually signed facsimile transmission, mail or hand delivery, in substantially the form provided with this prospectus; and (c) the Exchange Agent receives a properly completed and validly executed Letter of Transmittal and Consent (or facsimile thereof) together with any required signature guarantees, or a book-entry confirmation, and any other required documents, within three NYSE trading days of the notice of guaranteed delivery.

        The method of delivery of this Letter of Transmittal and Consent, the certificates for 2005 Notes and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and Consent and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

        2.    Beneficial Owner Instructions to Registered Holders.    Only a holder of 2005 Notes or the holder's legal representative or attorney-in-fact, or a person who has obtained a properly completed irrevocable proxy acceptable to the Company that authorizes such person, or that person's legal representative or attorney-in-fact, to tender 2005 Notes on behalf of the holder may validly tender the 2005 Notes and thereby validly deliver a consent to the proposed amendments with respect to those 2005 Notes. Any Beneficial Owner of tendered 2005 Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal and Consent, or an Agent's Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or DTC Participant from Beneficial Owner from accompanying this Letter of Transmittal and Consent.

        3.    Partial Tenders.    A holder may tender all or a portion of 2005 Notes, but only in minimum increments of $1,000 in principle amount. If a holder tenders less than all 2005 Notes, such holder should fill in the number of 2005 Notes so tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principle amount of 2005 Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        4.    Signatures on the Letter of Transmittal and Consent; Signature Guarantees.    If this Letter of Transmittal and Consent is signed by the registered holder(s) of the tendered 2005 Notes, the signature must correspond with the name(s) as written on the face of the tendered 2005 Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown on a security position listing as the owner of the 2005 Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the 2005 Notes.

        If any of the tendered 2005 Notes are registered in the name of two or more holders, all holders must sign this Letter of Transmittal and Consent. If any 2005 Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal and Consent as there are different registrations of certificates.

        If this Letter of Transmittal and Consent or any 2005 Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the company of such person's authority to so act must be submitted.

        When this Letter of Transmittal and Consent is signed by the registered holders of the 2005 Notes tendered hereby, no endorsements of the 2005 Notes or separate instruments of transfer are required unless New Notes, Common Shares, Preferred Shares or 2005 Notes not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the 2005 Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        Signatures on the Letter of Transmittal and Consent must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program, each a Medallion Signature Guarantor, unless the 2005 Notes tendered thereby are tendered: (1) by a holder whose name appears on a security position listing as the owner of those 2005 Notes, who has not completed any of the boxes entitled "Special Instructions" or "Special Delivery Instructions" on the applicable Letter of Transmittal and Consent; or (2) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States referred to as an "Eligible Guarantor Institution."

        If the holder of the 2005 Notes being tendered is a person other than the signer of the related Letter of Transmittal and Consent, or if 2005 Notes not accepted for exchange or 2005 Notes previously tendered and being withdrawn are to be returned to a person other than the registered holder or a DTC participant, then the signatures on the Letter of Transmittal and Consent accompanying the tendered 2005 Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        The Letter of Transmittal and Consent and 2005 Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

        5.    Special Issuance and Delivery Instructions.    Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the New Notes, Common Shares, Preferred Shares or substitute certificates evidencing 2005 Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of 2005 Notes tendering 2005 Notes by book-entry transfer may request that 2005 Notes not exchanged be credited to such account maintained at DTC as the holder may designate on this Letter of Transmittal and Consent. If no instructions are given, the 2005 Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal and Consent.

        6.    Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the exchange of 2005 Notes pursuant to the Exchange Offer. If, however, 2005 Notes for principle amounts not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the 2005 Notes, or if New Notes, Common Shares and Preferred Shares are to be registered in the name of any person other than the person signing the Letter of Transmittal and Consent or, in the case of tender through DTC transmitting instructions through ATOP, or if a transfer tax is imposed for any reason other than the exchange of 2005 Notes pursuant to the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered 2005 Notes listed in this Letter of Transmittal and Consent.

        7.    Validity of Tenders.    Foster Wheeler LLC expressly reserves the right to terminate the Exchange Offer and the Consent Solicitation and not to accept for exchange any 2005 Notes if any of the conditions set forth under "The Exchange Offer and the Consent Solicitation—Conditions to the Exchange Offer" have not been satisfied or waived by Foster Wheeler LLC at its option for any reason on or before 5:00 p.m., New York City time, on the Expiration Date. In all cases, exchange of the 2005 Notes accepted for exchange and payment of the Common Shares and Preferred Shares will be made only after timely receipt by the Exchange Agent of certificates representing the original 2005 Notes and consent to the proposed amendments, or by confirmation of book-entry transfer, together with a properly completed and duly executed Letter of Transmittal and Consent, a manually signed facsimile of the Letter of Transmittal and Consent, or satisfaction of DTC's ATOP procedures, and any other documents required by the Letter of Transmittal and Consent.

        8.    Irregularities.    Foster Wheeler LLC will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of 2005 Notes, which determination shall be final and binding. Foster Wheeler LLC reserves the absolute right to reject any and all tenders of any particular 2005 Notes not properly tendered or to not accept any particular 2005 Notes which acceptance might, in the judgment of Foster Wheeler LLC or its counsel, be unlawful. Foster Wheeler LLC also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular 2005 Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender 2005 Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular 2005 Notes either before or after the Expiration Date (including the Letter of Transmittal and Consent and the instructions thereto) by Foster Wheeler LLC shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of 2005 Notes for exchange must be cured within such reasonable period of time as Foster Wheeler LLC shall determine. Neither Foster Wheeler LLC, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of 2005 Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

        9.    No Conditional Tenders.    No alternative, conditional or contingent tender of 2005 Notes or transmittal of this Letter of Transmittal and Consent will be accepted.

        10.    Mutilated, Lost, Stolen or Destroyed 2005 Notes.    Any holder whose 2005 Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal and Consent for further instructions.

        11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal and Consent may be directed to the Information Agent at the address and telephone number indicated in this Letter of Transmittal and Consent. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        12.    Acceptance of Tendered 2005 Notes and Issuance of Common Shares and Preferred Shares; Return of 2005 Notes.    Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered 2005 Notes as soon as practicable after the Expiration Date and will issue New Notes, Common Shares and Preferred Shares for the 2005 Notes as soon as practicable thereafter. For purposes of the Exchange Offer, the Company will be deemed to have accepted tendered 2005 Notes when, as and if the Company has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered 2005 Notes are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged 2005 Notes will be returned, without expense, to the tendering holder at the address shown in Box 1 or at a different address as may be indicated in this Letter of Transmittal and Consent under "Special Delivery Instructions" (Box 3).

        13.    Withdrawal.    Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Withdrawals of Tenders and Revocation of Consents." If the Company elects to provide a subsequent offering period after the expiration of the exchange offer, you will not have the right to withdraw any 2005 Notes that you tender during any subsequent offering period.

        14.    Under U.S. federal income tax law, a tendering holder of any 2005 Notes that are accepted for exchange is required to furnish its taxpayer identification number ("TIN") on the enclosed Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If the holder is an individual, the TIN is his or her Social Security number. If the holder fails to provide its TIN or otherwise establish an exemption from backup withholding, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and to backup withholding, at a 28% rate, on any reportable payment made by the Company (or its paying agent) within the United States to the holder. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

        Certain payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In the case of a holder that is a foreign individual, the holder generally must submit to the Exchange Agent a properly completed IRS Form W-8BEN (which may be obtained from the Exchange Agent or on the IRS website at www.irs.gov) to establish his or her exemption from backup withholding with respect to any reportable payment made by the Company (or its paying agent) within the United States to the holder.

        For additional guidance, please refer to the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

REQUEST FOR CERTAIN TAXPAYER INFORMATION

I.	Status. Please indicate whether you are a:	☐ U.S. citizen ☐ Publicly traded U.S. corporation ☐ Partnership
☐ Tax-exempt not-for-profit entity ☐ Other
II.	Substitute Form W-9.

PAYOR'S NAME: Foster Wheeler Ltd.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number

Part II—For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
Payer's Request for Taxpayer	Part III—Certification—Under penalties of perjury, I certify that:
Identification Number ("TIN") and Certification	(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
	(2)	I am not subject to backup withholding becuase (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)	I am a U.S. person (including a U.S. resident alien).

SIGNATURE:		DATE , 2004
NAME:
ADDRESS:
CHECK APPROPRIATE BOX: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership
☐ Other (specify)

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2)
NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment 28% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number. If I do not provide a TIN within 60 days, any amounts withheld will be sent to the IRS as backup withholding.
Signature:	Date: , 2004

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payor.

For this type of account		Give the SOCIAL SECURITY number of—

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account or a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)
5.	Sole proprietorship or single member limited liability company ("LLC")	The owner (3)
6.	Sole proprietorship or single member LLC	The owner (3)
7.	A valid trust, estate, or pension trust	The legal entity (4)
8.	Corporate or LLC electing corporate status on IRS Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
If you are an individual you must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service (web site at www.irs.gov).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  •
  The United States or any agency or instrumentality thereof.

  •
  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A financial institution.

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should complete and return a Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN THE FORM WITH THIS TRANSMITTAL LETTER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Exchange Agent or on the IRS web site at www.irs.gov) to establish your exemption from backup withholding.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Privacy Act Notice.—Section 6109 requires you to give taxpayer identification numbers to payors who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1)    Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3)    Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

QuickLinks

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BOXES
Box 1 DESCRIPTION OF 2005 NOTES TENDERED
Box 2 SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4, 5, and 6)
Box 3 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4, 5 and 6)
Box 4 USE OF GUARANTEED DELIVERY (See Instruction 1)
Box 5 USE OF BOOK-ENTRY TRANSFER (See Instruction 1)
Box 6 TENDERING HOLDER SIGNATURE (See Instructions 1 and 4)
INSTRUCTIONS TO LETTER OF TRANSMITTAL AND CONSENT FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
REQUEST FOR CERTAIN TAXPAYER INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9